Note 21 - Leases - Lease Costs (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Operating lease cost	$ 889
Variable lease cost	22
Total lease cost	911
Operating cash flows used for operating leases	951
Operating lease liabilities arising from obtaining right-of-use assets	$ 364
Weighted average remaining lease term (in years) (Year)	2 years 73 days
Weighted average incremental borrowing rate	9.00%